Exhibit 10.6

SUPPLEMENTAL INDENTURE

by and between

HORIZON FUNDING I, LLC,
as the Issuer,

and

U.S. BANK NATIONAL ASSOCIATION,
as the Trustee

Dated as of June 5, 2020

HORIZON FUNDING I, LLC
Asset Backed Notes

THIS SUPPLEMENTAL INDENTURE, dated as of June 5, 2020 (as amended, modified, restated, supplemented and/or waived from time to time, this “Supplemental Indenture”), is by and between HORIZON FUNDING I, LLC, a Delaware limited liability company, as the issuer (together with its successors and assigns, the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”) not in its individual capacity, but solely in its capacity as the trustee (together with its successors and assigns, in such capacity, the “Trustee”).

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes.

WHEREAS, the Issuer and the Trustee entered into an indenture (the “Indenture”) dated June 1, 2018 providing for the Asset Backed Notes (the “Notes”);

WHEREAS, the Issuer proposes to amend the Indenture (“Proposed Amendment”) as set forth in Section 2.01 hereto;

WHEREAS, pursuant to Section 9.02(b) of the Indenture, the Issuer and Trustee may amend or supplement the Indenture pursuant to the Proposed Amendment provided that the Holders of each Note have consented;

WHEREAS, the Holders of each Note have consented to the Proposed Amendment;

WHEREAS, pursuant to Section 9.02(a) of the Indenture, the Trustee is authorized to enter into this Supplemental Indenture pursuant to an Issuer Order;

WHEREAS, pursuant to 9.02(a) of the Indenture, the Rating Agency and the Servicer have been provided prior notice of this Supplemental Indenture;

WHEREAS, the Servicer is not required to consent to this Supplemental Indenture pursuant to Section 9.06 of the Indenture;

WHEREAS, as required by Section 6.2 of that certain Note Funding Agreement, dated as of June 1, 2018, among the Issuer and the Initial Purchasers (the “Note Funding Agreement”) the Initial Purchasers (as defined therein) have consented to this Amendment;

THIS INDENTURE WITNESSES THAT, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant, agree and declare as follows:

ARTICLE I — INTERPRETATION

Section 1.01 Definitions.

Unless otherwise set out in this Supplemental Indenture, all initially capitalized terms used herein without definition shall have the respective meanings assigned in the Indenture.

Section 1.02 Applicable Law.

(a)       THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE INDENTURE AS AMENDED BY THIS SUPPLEMENTAL INDENTURE AND NOTES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)       EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE AS AMENDED BY THIS SUPPLEMENTAL INDENTURE. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Indenture by, among other things, the mutual waivers and certifications in this Section 1.02(b).

Article II

AMENDMENT

Section 2.01 Legal Final Payment Date.

Pursuant to Section 9.02(b) of the Indenture, Section 1.01 of the Indenture is hereby amended by deleting the definition of “Legal Final Payment Date” in its entirety and replacing it with the following:

“Legal Final Payment Date” means (i) the Payment Date occurring in June 2027 or (ii) if the Investment Period is extended pursuant to clause (ii) the definition of “Investment Period Termination Date,” the Payment Date occurring in June 2028.

Section 2.02 Full Force and Effect.

Each of the parties hereto acknowledges and agrees that all other provisions of the Indenture remain in full force and effect.

Section 2.03 Further Acts.

Each of the parties hereto agrees to do and execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Supplemental Indenture.

Article III
MISCELLANEOUS

Section 3.01 Counterpart Execution. This Supplemental Indenture may be executed in any number of counterparts (including by facsimile), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

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IN WITNESS WHEREOF, the Issuer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

HORIZON FUNDING I, LLC

By:	/s/ Daniel R. Trolio
Name:
Title:

IN WITNESS WHEREOF, the Issuer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as expressly set forth herein, but solely as the Trustee

By:	/s/ Eric Ott
Name:	Eric Ott
Title:	Vice President

[Horizon SPV LLC – Indenture]